UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2010

THE WASHINGTON POST COMPANY

Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 15th Street, N.W. Washington, D.C.		20071
(Address of principal executive offices)		(Zip Code)

(202) 334-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers, Compensatory Arrangements of Certain Officers

Item 5.02(d)	Election of Directors

On September 23, 2010, Katharine Weymouth was elected to the Board of Directors of The Washington Post Company (the “Company”).

On September 23, 2010, G. Richard Wagoner, Jr. was named to the Audit Committee of the Company. On September 23, 2010, Anne M. Mulcahy was named Chairman of the Compensation Committee of the Company.

Section 8—Other Events

Item 8.01	Other Events

On September 23, 2010, The Washington Post Company issued the press releases attached hereto as Exhibits 99.1 and 99.2.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Item 9.01(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated September 23, 2010

99.2	Press Release dated September 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Washington Post Company
(Registrant)
Date September 23, 2010
/S/ VERONICA DILLON
(Signature)
Veronica Dillon
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated September 23, 2010

Exhibit 99.2	Press Release dated September 23, 2010